UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 22, 2025

Date of Report (Date of earliest event reported)

LIMINATUS PHARMA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42626	93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Centerpointe Drive #625, La Palma, CA	90623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2025, Liminatus Pharma, Inc. (the “Company”) received a notice from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that the Company was no longer in compliance with Nasdaq Listing Rule 5250(c)(1) due to the delay in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Form 10-Q”).

The deficiency letter has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on Nasdaq under the symbol “LIMN” at this time.

Under the Nasdaq rules, the Company has 60 calendar days, or until October 21, 2025, to submit a plan to regain compliance and if the plan is accepted, Nasdaq can grant an exception of up to 180 calendar days from the filing’s due date, or until February 16, 2026, to regain compliance. If the compliance plan is not accepted, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company is in the process of completing the Form 10-Q and intends to file it as soon as practicable.

As required under Nasdaq Listing Rule 5810(b), on August 25, 2025, the Company issued a press release announcing its receipt of the non-compliance notice. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain information contained in this report consists of forward-looking statements for purposes of the federal securities law that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will regain compliance with the Nasdaq listing rules during any compliance period or in the future, or otherwise meet Nasdaq continued listing standards. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.7	Press Release, dated August 25, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2025

LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer